                                  EXHIBIT 99.18

                                GRAPHICS OMITTED

                               PRELIMINARY SAMPLE
                               POPULAR ABS 2005-A

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-A        BALANCE: 144,181,003
FRIEDMAN BILLINGS RAMSEY           826 RECORDS
----------------------------------------------

                                                      PERCENT OF             WEIGHTED  WEIGHTED  WEIGHTED
                          NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE  AVERAGE   AVERAGE   AVERAGE
                           MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN    GROSS   ORIGINAL   CREDIT
ORIGINAL BALANCE ($)          LOANS         BALANCE      BALANCE     BALANCE   COUPON      CLTV     SCORE
------------------------  ---------  --------------  -----------  ----------  -------  --------  --------
0.01 -- 50,000.00                33    1,308,753.45         0.91   39,659.20    8.132     75.39       600
50,000.01 -- 100,000.00         171   13,319,297.26         9.24   77,890.63    7.417     85.78       612
100,000.01 -- 150,000.00        247   30,827,620.29        21.38  124,808.18    6.896     86.02       623
150,000.01 -- 200,000.00        145   25,215,050.18        17.49  173,896.90    6.959     88.24       626
200,000.01 -- 250,000.00         85   19,306,158.37        13.39  227,131.27    6.827     86.14       635
250,000.01 -- 300,000.00         50   13,539,039.92         9.39  270,780.80    6.816     82.96       625
300,000.01 -- 350,000.00         30    9,849,963.22         6.83  328,332.11    6.501     85.67       646
350,000.01 -- 400,000.00         25    9,393,740.59         6.52  375,749.62    7.039     84.49       655
400,000.01 -- 450,000.00         11    4,627,544.16         3.21  420,685.83    6.745     85.60       653
450,000.01 -- 500,000.00          9    4,315,968.02         2.99  479,552.00    5.917     81.47       656
500,000.01 -- 550,000.00          5    2,654,682.65         1.84  530,936.53    7.149     86.65       631
550,000.01 -- 600,000.00          5    2,845,068.06         1.97  569,013.61    7.727     88.98       680
600,000.01 -- 650,000.00          4    2,561,803.56         1.78  640,450.89    6.879     87.20       614
700,000.01 -- 750,000.00          6    4,416,313.51         3.06  736,052.25    6.750     83.88       642
------------------------  ---------  --------------  -----------  ----------  -------  --------  --------
Total:                          826  144,181,003.24       100.00  174,553.27    6.914     85.77       631
------------------------  ---------  --------------  -----------  ----------  -------  --------  --------

                                                      PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                          NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                           MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS   ORGINAL    CREDIT
CURRENT BALANCE ($)           LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE
------------------------  ---------  --------------  -----------  ----------  --------  --------  --------
0.01 -- 50,000.00                33    1,308,753.45         0.91   39,659.20     8.132     75.39       600
50,000.01 -- 100,000.00         171   13,319,297.26         9.24   77,890.63     7.417     85.78       612
100,000.01 -- 150,000.00        248   30,977,472.78        21.49  124,909.16     6.891     86.04       623
150,000.01 -- 200,000.00        145   25,265,055.47        17.52  174,241.76     6.963     88.19       625
200,000.01 -- 250,000.00         85   19,355,837.47        13.42  227,715.73     6.812     86.16       635
250,000.01 -- 300,000.00         49   13,289,503.04         9.22  271,214.35     6.838     82.93       625
300,000.01 -- 350,000.00         30    9,849,963.22         6.83  328,332.11     6.501     85.67       646
350,000.01 -- 400,000.00         25    9,393,740.59         6.52  375,749.62     7.039     84.49       655
400,000.01 -- 450,000.00         11    4,627,544.16         3.21  420,685.83     6.745     85.60       653
450,000.01 -- 500,000.00          9    4,315,968.02         2.99  479,552.00     5.917     81.47       656
500,000.01 -- 550,000.00          5    2,654,682.65         1.84  530,936.53     7.149     86.65       631
550,000.01 -- 600,000.00          5    2,845,068.06         1.97  569,013.61     7.727     88.98       680
600,000.01 -- 650,000.00          4    2,561,803.56         1.78  640,450.89     6.879     87.20       614
700,000.01 -- 750,000.00          6    4,416,313.51         3.06  736,052.25     6.750     83.88       642
------------------------  ---------  --------------  -----------  ----------  --------  --------  --------
Total:                          826  144,181,003.24       100.00  174,553.27     6.914     85.77       631
------------------------  ---------  --------------  -----------  ----------  --------  --------  --------

                                               PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                   NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                    MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS   ORGINAL    CREDIT
MORTGAGE RATE (%)      LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE
-----------------  ---------  --------------  -----------  ----------  --------  --------  --------
4.500 -- 4.999             9    2,065,787.74         1.43  229,531.97     4.740     69.54       686
5.000 -- 5.499            21    5,200,539.66         3.61  247,644.75     5.270     78.65       662
5.500 -- 5.999            84   16,496,551.05        11.44  196,387.51     5.731     80.75       652
6.000 -- 6.499           101   19,364,059.23        13.43  191,723.36     6.221     83.58       640
6.500 -- 6.999           165   31,651,163.02        21.95  191,825.23     6.756     85.55       634
7.000 -- 7.499           153   26,269,989.89        18.22  171,699.28     7.207     89.01       634
7.500 -- 7.999           182   28,897,998.16        20.04  158,780.21     7.682     89.91       622
8.000 -- 8.499            63    9,165,243.36         6.36  145,480.05     8.181     86.80       597
8.500 -- 8.999            37    4,038,145.04         2.80  109,139.06     8.632     83.48       570
9.000 -- 9.499             6      532,725.20         0.37   88,787.53     9.072     85.87       543
9.500 -- 9.999             5      498,800.89         0.35   99,760.18     9.661     81.89       556
-----------------  ---------  --------------  -----------  ----------  --------  --------  --------
Total:                   826  144,181,003.24       100.00  174,553.27     6.914     85.77       631
-----------------  ---------  --------------  -----------  ----------  --------  --------  --------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                  Page 1 0f 6

POPULAR ABS 2005-A        BALANCE: 144,181,003
FRIEDMAN BILLINGS RAMSEY           826 RECORDS
----------------------------------------------

                                                       PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                           NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
ORIGINAL TERM TO MATURITY   MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS   ORGINAL    CREDIT
(MONTHS)                       LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE
-------------------------  ---------  --------------  -----------  ----------  --------  --------  --------
301 -- 360                       826  144,181,003.24       100.00  174,553.27     6.914     85.77       631
-------------------------  ---------  --------------  -----------  ----------  --------  --------  --------
TOTAL:                           826  144,181,003.24       100.00  174,553.27     6.914     85.77       631
-------------------------  ---------  --------------  -----------  ----------  --------  --------  --------

                                                        PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                            NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
REMAINING TERM TO MATURITY   MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS   ORGINAL    CREDIT
(MONTHS)                        LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE
--------------------------  ---------  --------------  -----------  ----------  --------  --------  --------
301 -- 360                        826  144,181,003.24       100.00  174,553.27     6.914     85.77       631
--------------------------  ---------  --------------  -----------  ----------  --------  --------  --------
TOTAL:                            826  144,181,003.24       100.00  174,553.27     6.914     85.77       631
--------------------------  ---------  --------------  -----------  ----------  --------  --------  --------

                                                        PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                            NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                             MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS   ORGINAL    CREDIT
LIEN POSITION                   LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE
--------------------------  ---------  --------------  -----------  ----------  --------  --------  --------
1                                 826  144,181,003.24       100.00  174,553.27     6.914     85.77       631
--------------------------  ---------  --------------  -----------  ----------  --------  --------  --------
TOTAL:                            826  144,181,003.24       100.00  174,553.27     6.914     85.77       631
--------------------------  ---------  --------------  -----------  ----------  --------  --------  --------

                                                        PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                            NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                             MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS   ORGINAL    CREDIT
SEASONING (MONTHS)              LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE
--------------------------  ---------  --------------  -----------  ----------  --------  --------  --------
0                                   2      235,350.00         0.16  117,675.00     7.669     88.86       548
1                                 178   32,832,202.05        22.77  184,450.57     7.175     86.68       642
2                                 319   54,439,078.92        37.76  170,655.42     7.012     85.79       626
3                                 218   34,836,163.56        24.16  159,798.92     6.963     87.41       624
4                                  63   11,675,095.50         8.10  185,318.98     6.150     82.80       641
5                                  25    5,319,037.12         3.69  212,761.48     6.252     81.61       640
6                                  13    3,438,448.30         2.38  264,496.02     6.434     79.26       640
7                                   4      476,907.75         0.33  119,226.94     5.679     82.50       652
9                                   1      185,831.97         0.13  185,831.97     4.760     61.48       697
10                                  1      229,212.20         0.16  229,212.20     4.980     81.60       681
13                                  2      513,675.87         0.36  256,837.94     6.349     80.66       604
--------------------------  ---------  --------------  -----------  ----------  --------  --------  --------
TOTAL:                            826  144,181,003.24       100.00  174,553.27     6.914     85.77       631
--------------------------  ---------  --------------  -----------  ----------  --------  --------  --------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A        BALANCE: 144,181,003
FRIEDMAN BILLINGS RAMSEY           826 RECORDS
----------------------------------------------

                                               PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                   NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                    MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS   ORGINAL    CREDIT
ORIGINAL CLTV (%)      LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE
-----------------  ---------  --------------  -----------  ----------  --------  --------  --------
15.01 -- 20.00             1       50,000.00         0.03   50,000.00     8.750     18.52       555
20.01 -- 25.00             1       49,964.71         0.03   49,964.71     7.750     22.73       583
30.01 -- 35.00             3      393,410.81         0.27  131,136.94     7.410     31.72       614
35.01 -- 40.00             1       82,000.00         0.06   82,000.00     7.550     37.27       570
40.01 -- 45.00             2      418,773.82         0.29  209,386.91     5.837     42.77       614
45.01 -- 50.00             1      299,007.72         0.21  299,007.72     7.000     47.24       624
50.01 -- 55.00             5      679,958.75         0.47  135,991.75     6.224     51.05       603
55.01 -- 60.00            12    1,965,857.56         1.36  163,821.46     6.648     57.86       672
60.01 -- 65.00            17    3,842,231.11         2.66  226,013.59     5.985     62.67       638
65.01 -- 70.00            20    3,060,303.61         2.12  153,015.18     6.573     68.68       594
70.01 -- 75.00            39    7,591,444.37         5.27  194,652.42     6.416     73.72       627
75.01 -- 80.00           139   23,646,064.63        16.40  170,115.57     6.719     79.27       627
80.01 -- 85.00           149   26,320,749.32        18.26  176,649.32     7.000     83.76       619
85.01 -- 90.00           246   40,195,206.14        27.88  163,395.15     6.936     89.40       627
90.01 -- 95.00            53   10,033,159.18         6.96  189,304.89     6.879     93.81       634
95.01 -- 100.00          137   25,552,871.51        17.72  186,517.31     7.355     99.56       657
                   ---------  --------------  -----------  ----------  --------  --------  --------

Total:                   826  144,181,003.24       100.00  174,553.27     6.914     85.77       631
                   ---------  --------------  -----------  ----------  --------  --------  --------

                                                PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                    NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                     MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS    CREDIT   ORGINAL
OCCUPANCY TYPE          LOANS         BALANCE      BALANCE     BALANCE    COUPON     SCORE      CLTV
------------------  ---------  --------------  -----------  ----------  --------  --------  --------
Owner-Occupied            711  121,156,017.83        84.03  170,402.28     6.899       622     86.46
Non-Owner Occupied         83   15,066,800.44        10.45  181,527.72     7.143       677     79.59
Second Home                32    7,958,184.97         5.52  248,693.28     6.705       679     87.00
                    ---------  --------------  -----------  ----------  --------  --------  --------

Total:                    826  144,181,003.24       100.00  174,553.27     6.914       631     85.77
                    ---------  --------------  -----------  ----------  --------  --------  --------

                                                    PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                        NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                         MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS    CREDIT   ORGINAL
PROPERTY TYPE               LOANS         BALANCE      BALANCE     BALANCE    COUPON     SCORE      CLTV
----------------------  ---------  --------------  -----------  ----------  --------  --------  --------
Single Family Detached        717  122,881,005.30        85.23  171,382.16     6.912       625     86.51
Condominium                    30    5,277,496.77         3.66  175,916.56     6.705       653     86.71
Duplex                         29    4,739,204.61         3.29  163,420.85     6.980       648     82.94
6-Unit                         13    4,393,404.95         3.05  337,954.23     6.901       667     77.89
Triplex                         9    1,474,779.38         1.02  163,864.38     7.208       721     78.64
5-Unit                          5    1,327,691.05         0.92  265,538.21     6.837       748     75.92
7-Unit                          4    1,013,930.00         0.70  253,482.50     7.178       705     67.86
Townhouse                       4      980,060.13         0.68  245,015.03     6.342       636     88.79
8-Unit                          3      867,240.33         0.60  289,080.11     7.155       685     71.59
Quadruplex                      6      651,885.41         0.45  108,647.57     7.672       638     85.01
Row Home                        6      574,305.31         0.40   95,717.55     7.491       638     92.06
                        ---------  --------------  -----------  ----------  --------  --------  --------

Total:                        826  144,181,003.24       100.00  174,553.27     6.914       631     85.77
                        ---------  --------------  -----------  ----------  --------  --------  --------

                                                 PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                     NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                      MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS    CREDIT   ORGINAL
USE OF PROCEEDS          LOANS         BALANCE      BALANCE     BALANCE    COUPON     SCORE      CLTV
-------------------  ---------  --------------  -----------  ----------  --------  --------  --------

Cashout Refinance          581  100,312,069.11        69.57  172,654.16     6.899       621     85.44
Purchase                   155   28,890,127.54        20.04  186,387.92     7.014       674     86.94
Rate/Term Refinance         90   14,978,806.59        10.39  166,431.18     6.821       620     85.74
                     ---------  --------------  -----------  ----------  --------  --------  --------

Total:                     826  144,181,003.24       100.00  174,553.27     6.914       631     85.77
                     ---------  --------------  -----------  ----------  --------  --------  --------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A        BALANCE: 144,181,003
FRIEDMAN BILLINGS RAMSEY           826 RECORDS
----------------------------------------------

                                                PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                    NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                     MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS    CREDIT   ORGINAL
DOCUMENTATION TYPE      LOANS         BALANCE      BALANCE     BALANCE    COUPON     SCORE      CLTV
------------------  ---------  --------------  -----------  ----------  --------  --------  --------
Full Doc                  581   93,581,357.14        64.91  161,069.46     6.836       629     85.90
Alt Doc                   149   32,970,733.66        22.87  221,280.09     6.972       633     87.77
Stated Income              93   16,459,717.43        11.42  176,986.21     7.200       644     81.41
Lite Doc                    3    1,169,195.01         0.81  389,731.67     7.504       559     80.26
                    ---------  --------------  -----------  ----------  --------  --------  --------

Total:                    826  144,181,003.24       100.00  174,553.27     6.914       631     85.77
                    ---------  --------------  -----------  ----------  --------  --------  --------

                                       PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
           NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
            MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS    CREDIT   ORGINAL
LOAN TYPE      LOANS         BALANCE      BALANCE     BALANCE    COUPON     SCORE      CLTV
---------  ---------  --------------  -----------  ----------  --------  --------  --------

ARM 2/28         809  140,361,812.11        97.35  173,500.39     6.916       631     85.63
ARM 5/25          15    3,285,362.03         2.28  219,024.14     6.871       644     90.57
ARM 3/27           2      533,829.10         0.37  266,914.55     6.505       650     92.43
           ---------  --------------  -----------  ----------  --------  --------  --------

Total:           826  144,181,003.24       100.00  174,553.27     6.914       631     85.77
           ---------  --------------  -----------  ----------  --------  --------  --------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A        BALANCE: 144,181,003
FRIEDMAN BILLINGS RAMSEY           826 RECORDS
----------------------------------------------

                                                     PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                         NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                          MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS    CREDIT   ORGINAL
GEOGRAPHIC DISTRIBUTION      LOANS         BALANCE      BALANCE     BALANCE    COUPON     SCORE      CLTV
-----------------------  ---------  --------------  -----------  ----------  --------  --------  --------
New Jersey                      71   19,903,967.94        13.80  280,337.58     7.159       658     83.06
North Carolina                 103   17,221,784.56        11.94  167,201.79     6.858       623     87.39
Wisconsin                       66   10,708,840.84         7.43  162,255.16     7.095       631     87.16
Pennsylvania                    78   10,455,947.62         7.25  134,050.61     7.422       608     84.05
Ohio                            69    8,724,049.80         6.05  126,435.50     7.155       621     86.47
Georgia                         41    6,745,494.61         4.68  164,524.26     6.792       624     89.74
Florida                         40    6,489,262.69         4.50  162,231.57     6.853       616     87.01
Maryland                        27    6,060,407.54         4.20  224,459.54     6.332       627     85.81
California                      24    5,740,953.36         3.98  239,206.39     6.355       625     81.57
Virginia                        19    4,812,259.59         3.34  253,276.82     6.405       631     87.13
Arizona                         27    4,735,298.69         3.28  175,381.43     6.148       657     88.70
Missouri                        33    4,397,179.21         3.05  133,247.85     7.063       612     87.66
Massachusetts                   13    3,965,495.87         2.75  305,038.14     6.716       662     79.82
Minnesota                       21    3,753,890.69         2.60  178,756.70     6.903       641     86.66
Michigan                        25    3,030,917.88         2.10  121,236.72     7.365       632     91.56
Delaware                        14    3,014,181.23         2.09  215,298.66     6.967       600     83.91
South Carolina                  24    2,492,369.09         1.73  103,848.71     7.290       614     88.47
Illinois                        15    2,273,136.31         1.58  151,542.42     7.057       620     89.29
Connecticut                     10    2,222,163.82         1.54  222,216.38     6.658       671     82.03
Tennessee                       13    2,142,957.29         1.49  164,842.87     6.610       626     78.76
Nevada                           7    1,640,213.21         1.14  234,316.17     6.256       623     78.89
Nebraska                        12    1,459,201.28         1.01  121,600.11     6.884       621     88.10
South Dakota                    13    1,446,356.63         1.00  111,258.20     7.632       616     89.08
Rhode Island                     4    1,267,843.75         0.88  316,960.94     6.610       669     77.31
Kansas                          10    1,253,681.65         0.87  125,368.17     7.136       622     90.75
Washington                       5    1,244,429.43         0.86  248,885.89     6.246       614     87.27
New Mexico                       8    1,243,096.92         0.86  155,387.12     6.102       620     89.02
Colorado                         4    1,009,872.16         0.70  252,468.04     7.126       622     88.57
Oregon                           4      964,504.77         0.67  241,126.19     7.064       625     90.25
New Hampshire                    2      848,538.60         0.59  424,269.30     6.830       757     77.94
Oklahoma                         5      649,587.18         0.45  129,917.44     6.351       629     87.94
North Dakota                     4      392,963.17         0.27   98,240.79     7.269       654     87.82
Indiana                          3      390,877.18         0.27  130,292.39     8.577       561     81.47
Iowa                             4      337,741.01         0.23   84,435.25     7.763       609     74.33
Montana                          2      314,733.09         0.22  157,366.55     6.833       661     83.34
Utah                             2      311,314.44         0.22  155,657.22     7.950       640     99.68
Kentucky                         2      267,974.61         0.19  133,987.31     6.880       605     90.00
Texas                            1      159,593.08         0.11  159,593.08     7.250       644     88.89
Maine                            1       87,922.45         0.06   87,922.45     7.500       737     80.80
                         ---------  --------------  -----------  ----------  --------  --------  --------

Total:                         826  144,181,003.24       100.00  174,553.27     6.914       631     85.77
                         ---------  --------------  -----------  ----------  --------  --------  --------

                                                             PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                                 NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                                  MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS   ORGINAL    CREDIT
PREPAYMENT PENALTY TERM (YEARS)      LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE
-------------------------------  ---------  --------------  -----------  ----------  --------  --------  --------

0                                      346   60,287,911.80        41.81  174,242.52     7.028     85.61       636
12                                       9    1,863,170.77         1.29  207,018.97     6.524     87.34       635
24                                     470   81,283,147.45        56.38  172,942.87     6.850     86.07       627
36                                       1      746,773.22         0.52  746,773.22     5.630     62.50       677
                                 ---------  --------------  -----------  ----------  --------  --------  --------

Total                                  826  144,181,003.24       100.00  174,553.27     6.914     85.77       631
                                 ---------  --------------  -----------  ----------  --------  --------  --------

Loans with Penalty: 58.19%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A        BALANCE: 144,181,003
FRIEDMAN BILLINGS RAMSEY           826 RECORDS
----------------------------------------------

                                        PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
            NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
             MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS   ORGINAL    CREDIT
FICO SCORE      LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE
----------  ---------  --------------  -----------  ----------  --------  --------  --------
520 -- 539         33    5,230,485.15         3.63  158,499.55     8.001     81.88       532
540 -- 559         63    9,704,190.48         6.73  154,034.77     7.678     82.31       551
560 -- 579         85   12,601,176.95         8.74  148,249.14     7.361     81.66       570
580 -- 599         94   13,756,155.55         9.54  146,342.08     6.844     83.48       590
600 -- 619        116   20,001,168.83        13.87  172,423.87     6.817     84.72       610
620 -- 639        128   22,610,154.03        15.68  176,641.83     6.795     88.85       628
640 -- 659        129   22,455,977.25        15.57  174,077.34     6.851     88.74       649
660 -- 679         60   11,532,738.54         8.00  192,212.31     6.375     85.61       669
680 -- 699         36    8,227,060.99         5.71  228,529.47     6.739     88.51       690
700 -- 719         38    7,586,099.02         5.26  199,634.18     6.595     88.14       709
720 -- 739         18    4,857,996.75         3.37  269,888.71     7.165     90.25       729
740 -- 759         10    2,107,760.72         1.46  210,776.07     6.201     81.97       748
760 -- 779          8    1,530,478.01         1.06  191,309.75     6.854     80.40       765
780 -- 799          7    1,835,798.50         1.27  262,256.93     6.317     74.09       787
800 -- 819          1      143,762.47         0.10  143,762.47     5.500     80.00       807
            ---------  --------------  -----------  ----------  --------  --------  --------

Total:            826  144,181,003.24       100.00  174,553.27     6.914     85.77       631
            ---------  --------------  -----------  ----------  --------  --------  --------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.